Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

19. Employee benefit plans

Employees of the Company and its subsidiaries located in Hong Kong are covered by the Mandatory Provident Fund Scheme (“MPF Scheme”) established on December 1, 2000 under the Mandatory Provident Fund Scheme Ordinance of Hong Kong. The calculation of contributions for these eligible employees is based on 5% of the applicable payroll costs, and contributions are matched by the employees. The amounts paid by the Company to the MPF Scheme were $6, $6 and $2; for the years ended December 31, 2011, 2012 and 2013, respectively.

Employees of the Company and its subsidiaries located in the PRC are covered by the retirement schemes defined by local practice and regulations, which are essentially defined contribution schemes. The contributed amounts are determined based on 22% of the applicable payroll costs. The amounts paid by the Company to these defined contribution schemes were $196, $119 and $308 for years ended December 31, 2011, 2012 and 2013, respectively.

In addition, the Company is required by law to contribute to medical insurance benefits, housing funds, unemployment, and other statutory benefits ranging from 1% to 10% of applicable salaries. The PRC government is directly responsible for the payment of the benefits to these employees. The amounts contributed for medical insurance benefits were $106, $65 and $168 for the years ended December 31, 2011, 2012 and 2013, respectively. The amounts contributed for housing funds was $62, $38 and $98 for the years ended December 31, 2011, 2012 and 2013, respectively. The amounts contributed for other benefits were $27, $16 and $42 for the years ended December 31, 2011, 2012 and 2013, respectively.